Exhibit 10.7




              GUARANTY AND SURETYSHIP AGREEMENT


          1. FOR VALUE RECEIVED, the undersigned hereby absolutely and unconditionally guarantees, and becomes surety for, the prompt and punctual payment at maturity, whether by acceleration or otherwise, of the principal of, interest on, and other sums payable in connection with, all indebtedness and obligations of LADD FURNITURE, INC. ("Borrower") to PNC BANK, NATIONAL ASSOCIATION, ("Bank"), pursuant to the Letter Agreement dated February 28, 1994 and $15,000,000 Line of Credit Note dated on or about that date (hereinafter such indebtedness and obligations are referred to as "Indebtedness").

          2. This is a guaranty of performance or payment and not merely of collection and Bank shall not be required, as a condition of the liability of the undersigned, to make any demand upon, or to pursue any of its rights against, Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Indebtedness and this Agreement shall survive and continue in full force notwithstanding the dissolution or liquidation of, or the insolvency or bankruptcy of, or any corporate change or other occurrence whatsoever affecting Borrower or the obligations and liabilities of Borrower, including without limitation any amendment to, renewal of or waiver of default under the Indebtedness, regardless of when any obligations or liabilities to Bank may accrue or be deemed to accrue.

          3. The undersigned hereby unconditionally and irrevocably waives, to the extent permitted by applicable law: (a) notice of acceptance of this Agreement and any notice regarding the performance or non-performance of the Borrower with respect to the Indebtedness; (b) presentment for payment, notice of non-payment or non-performance, demand, protest, notice of protest and notice of dishonor or default to anyone; (c) defenses to payment or performance based upon the Indebtedness not being a valid and binding obligation of the Borrower enforceable in accordance with its terms for any reason whatsoever; (d) all other notices to which the undersigned may be entitled but which may be legally waived; (e) any disability of Borrower or defense available to Borrower (other than payment in full) including absence or cessation of liability for any reason whatsoever; and
          (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety.

          4. Without notice to the undersigned, Bank shall have the right, at any time and from time to time, to: (a) deal in any manner it shall see fit with the Indebtedness and with any security for the Indebtedness; (b) accept partial payments on account of the Indebtedness; (c) grant extensions or renewals of all or any part of the Indebtedness; (d) demand or receive additional security for the Indebtedness; and (e) accept substitutes for, or release, all or any security which it holds or may hold for the Indebtedness.

          5. If Borrower shall at any time fail to pay to Bank (a) the principal of, interest on, or other sums payable in connection with, the Indebtedness, when the same shall be due; and (b) all amounts that would be due under (a) if effect were not given to the bankruptcy, insolvency or other similar laws of general application relating to the enforcement of creditors' rights or to general principles of equity, the undersigned promises to pay such amount to Bank forthwith.

          6. The undersigned hereby agrees to reimburse Bank for all cost and expense, including reasonable attorney's fees and expenses incurred in connection with the enforcement of Bank's rights hereunder or which would otherwise not have been incurred but for the Indebtedness.

          7. This Agreement shall continue in force in any event for so long as Borrower shall be indebted to Bank pursuant to the Indebtedness, and thereafter until Bank shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Borrower may borrow, repay and subsequently borrow money from, or become indebted to, Bank from time to time pursuant to the Indebtedness, and the undersigned, not having given notice of the termination hereof, as herein provided for, shall be deemed to have permitted this Agreement to remain in full force and effect for the purpose of inducing Bank to make further loans to Borrower pursuant to the Indebtedness, provided, however, no notice of termination of this Agreement shall affect in any manner the rights of Bank arising under this Agreement with respect to indebtedness incurred by Borrower prior to receipt by Bank of written notice of termination or indebtedness incurred after receipt of such written notice pursuant to an agreement entered into by Bank prior to receipt of such notice; provided, further, however, that if at any time all or any part of any payment previously applied by Bank to the Indebtedness or the proceeds of any enforcement of any security interest of Bank or any exercise of the right of set-off by Bank is invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by, or, is or must be rescinded or returned by Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower) the Indebtedness shall be deemed to have continued in existence for the purpose of this Agreement, and to the extent that such payment is or must be rescinded or returned, this Agreement shall continue in force or be reinstated, as the case may be, as though such application by Bank had not been made.


          8. Without notice to the undersigned, and without prejudice to this Agreement, Bank may release and discharge from liability to it any of the undersigned, or any other guarantor of, or surety for, the payment of the Indebtedness, any of the undersigned not so discharged agreeing to remain bound hereby notwithstanding.

          9.   THE UNDERSIGNED HEREBY  EXPRESSLY AND IRREVOCABLY WAIVES ANY
          AND ALL RIGHTS WHICH THE UNDERSIGNED MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, BY CONTRACT OR OTHERWISE) TO (1) ASSERT ANY CLAIM AGAINST THE
          BORROWER ON ACCOUNT OF PAYMENTS MADE UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY AND ALL RIGHTS OF SUBROGATION,

                             -2-





          REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNITY, AND (2) ANY REALIZATION ON ANY PROPERTY OF THE BORROWER, INCLUDING PARTICIPATION IN ANY MARSHALLING OF ASSETS OF THE BORROWER.

          10. The undersigned hereby makes the following representations and warranties for the benefit of the Bank and covenants with the Bank as follows:

   (a) It is a corporation duly incorporated and validly existing under the laws of the place of its incorporation and has the corporate power and authority to own its property and assets and carry on its business as it is now being conducted.

   (b) It has the power to make and carry out the terms of this
          Agreement  and  has  taken  all  necessary  corporate  action  to
          authorize  the  execution,  delivery  and  performance   of  this
          Agreement.

   (c)   This   Agreement  constitutes   the   legally  binding
          obligation of the undersigned enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws or equitable principles relating to or affecting the rights of creditors generally.

   (d) The  making and performance  of this Agreement  does not and will not violate in any respect any provision of (i) any federal, state or local law or regulation or any order or decree of any federal, state or local governmental authority, agency or court, or (ii) the organizational documents of the undersigned or of any of its subsidiaries, or (iii) any mortgage, contract or other undertaking to which the undersigned is a party or which is binding upon the undersigned or any of its subsidiaries or any of their respective assets, and does not and will not result in the creation or imposition of any security interest, lien, charge or other encumbrance on any of their respective assets pursuant to the provisions of any such mortgage, contract or other undertaking.


   (e) It has received or obtained every consent of, license from or exemption by any governmental or administrative body or authority required to authorize or required in connection with the performance, validity or enforceability of this Agreement and the payments by it in accordance with the provisions of this Agreement and the same are valid and subsisting.

   (f) It is not in default  under any agreement to which it is a party or by which it may be bound, and no litigation or administrative proceeding is presently pending or, to its knowledge threatened, which default, litigation or proceeding would have a material adverse effect on its business, assets or financial condition.

          11. All demands, communications and notices to be served hereunder by the Bank shall be effective when received and shall be addressed to the undersigned at the address shown on

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          the
          signature pages or at such other address as shall be designated by the undersigned in a written notice to the Bank.

          12. No postponement or delay on the part of Bank in the enforcement of any right hereunder shall constitute a waiver of such right.

          13. This Agreement is fully assignable and transferable by Bank; however, the duties and obligations of the undersigned may not be delegated or transferred by the undersigned without the prior written consent of Bank, the rights and privileges of Bank hereunder shall inure to the benefit of Bank's successors and assigns and the duties and obligations of the undersigned shall bind the undersigned's successors and assigns.

          14. No invalidity, irregularity or unenforceability of all or any part of the Indebtedness hereby guaranteed or of any security therefor shall affect, impair, or be a defense to this Agreement, and this Agreement is a primary obligation of the undersigned. Any provisions of this Agreement which are held to be invalid or unenforceable by any court will not affect the validity or enforceability of any other provision thereof or hereof.

          15. This Agreement constitutes the entire agreement by the undersigned and supersedes all previous agreements and negotiations, written or oral, respecting the obligations of the undersigned set forth herein. The undersigned warrants that no representations, promises or understandings, except as are contained herein, have been made to the undersigned in connection herewith.

          16. This Agreement has been executed, delivered and accepted at and shall be deemed to have been made at Pittsburgh, Pennsylvania and shall be interpreted, and the rights and liabilities of the parties hereto determined in accordance with the laws of the Commonwealth of Pennsylvania without application of any statute relating to conflicts of law. The undersigned hereby agrees to the jurisdiction of any state or federal court located within Allegheny County, Pennsylvania, or such other venue as shall be selected by Bank, and the undersigned further agrees that all service of process may be made by certified mail directed to the undersigned at its address set forth on Bank's records and service so made will be deemed to be completed five (5) business days after the same has been deposited in U.S. mails, postage prepaid; provided that nothing contained herein will prevent Bank from bringing any action or exercising any rights against any security or against the undersigned individually, or against the property of the undersigned within any other state or nation to enforce any award or judgment obtained in the federal or state court located within Allegheny County, Pennsylvania, or such other venue as shall be selected by Bank. The undersigned waives any objection based on forum non conveniens and any objection to venue of any action instituted hereunder.

          17. As used herein "undersigned", if there are more than one, shall mean, "all of the undersigned, or each or any of them," and in such case they are jointly and severally bound, and "Bank" shall mean "Bank, its successors and assigns".

                             -4-


          18. THE UNDERSIGNED WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY SUCH AGREEMENTS; IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY. THE UNDERSIGNED AGREES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

          WITNESS the due execution  and sealing hereof with the  intent of
          being legally bound this    28th   day of February, 1994.


                       PENNSYLVANIA HOUSE, INC.



                       By___________________________________
                       Title_________________________________


                       BROWN JORDAN COMPANY


                       By_____________________________________
                       Title________________________________


                       CLAYTON-MARCUS COMPANY, INC.


                       By___________________________________
                       Title________________________________


                       LADD CONTRACT SALES CORPORATION


                       By__________________________________
                       Title________________________________

                             -5-


                       FOURNIER FURNITURE, INC.


                       By____________________________________
                       Title_________________________________


                       BARCLAY FURNITURE CO.


                       By___________________________________
                       Title_________________________________



                       AMERICAN FURNITURE COMPANY,
                        INCORPORATED


                       By___________________________________
                       Title_________________________________



                       PILLIOD FURNITURE, INC.



                       By____________________________________
                       Title_________________________________


                       LEA INDUSTRIES, INC. (a North Carolina
                       corporation)



                       By:____________________________________
                       Title:_________________________________


                       Address for all Guarantors:

                       c/o LADD Furniture, Inc.
                       One Plaza Center - Box HP3
                       High Point, NC  27261-1500

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